Exhibit 10.2

AMENDMENT NUMBER 1

TO

ASSET PURCHASE AGREEMENT

This AMENDMENT NUMBER 1 TO Asset Purchase Agreement (this "Amendment") is made effective as of June 10, 2022 and amends that certain Asset Purchase Agreement dated May 1, 2022 (the “Purchase Agreement”), by and among (a) Reviv3 Procare Company, a Delaware corporation, (b) Reviv3 Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Reviv3 Procare Company, (c) Axil & Associated Brands Corp., a Delaware corporation, and (d) solely for purposes of Sections 3.32, 7.2, 7.7 and Article 8 of the Purchase Agreement, Teton 360 LLC, a Utah limited liability company, CBGK Consulting, LLC, a Delaware limited liability company, and Mowyco, LLC, a Utah limited liability company.

RECITALS

WHEREAS, parties to the Purchase Agreement wish to increase the “Cash Purchased” as defined in the Purchase Agreement;

NOW, THEREFORE, in consideration of the foregoing recital and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties to this Amendment agree as follows:

1. Section 2.1(xiv) of the Purchase Agreement is amended and restated in its entirety to read as follows: “all cash in excess of Two Hundred Fifty Thousand Dollars ($250,000) (the “Purchased Cash”) and the accounts receivable identified in Exhibit A hereto (the “Purchased Receivables”).”

2. Except as specifically amended hereby, all of the terms of the Purchase Agreement shall remain in full force and effect and are hereby ratified and confirmed.

3. This Amendment may be executed and delivered in multiple counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. A facsimile or other copy of a signature shall be deemed an original for purposes of this Amendment.

IN WITNESS WHEREOF, the parties to the Purchase Agreement have executed and delivered this Amendment as of the date first written above.

(Signatures on Following Page)

Reviv3 Procare Company, a Delaware corporation

By:	/s/Jeff Toghraie
Name: Jeff Toghraie
Title: Chief Executive Officer

Reviv3 Acquisition Corp.

By:	/s/Jeff Toghraie
Name: Jeff Toghraie
Title: Chief Executive Officer

Axil Corporation

By:	/s/Weston Harris
Name: Weston Harris
Title: Chief Executive Officer

Teton 360, LLC

By:	/s/Weston Harris
Name: Weston Harris
Title: Managing Member

CBGK Consulting, LLC

By:	/s/Ken Williams
Name: Ken Williams
Title: Managing Member

Mowyco, LLC

By:	/s/Ray Bori
Name: Ray Bori
Title: Managing Member